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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported):  April 15, 1999
                                                 ___________________





                       KEY CONSUMER ACCEPTANCE CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


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
                  Delaware                             333-38211                            52-1995940
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(STATE OR OTHER JURISDICTION OF INCORPORATION)   (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER IDENTIFICATION NO.)

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
c/o Key Bank USA, National Association, as Servicer, 4910 Tiedeman Road, Brooklyn,
--------------------------------------------------------------------------------
Ohio 44144, Attn: Yvonne M. Etling
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                    (Address of Principal Executive Offices)
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Registrant's Telephone Number, Including Area Code: (216) 813-6501
                                                   _____________________________




                             Exhibit Index on Page 4
                                Page 1 of 6 pages


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Item 5.       OTHER EVENTS

On April 15, 1999, Key Auto Finance Trust 1999-1 (the "Trust") made its first monthly distribution of funds to holders of the Trust's Asset Backed Notes and Certificates and distributed the Noteholders and Certificateholders Statement, filed herewith as an Exhibit to this Form 8-K, to Noteholders and Certificateholders of record.

The Trust is hereby filing the Noteholders and Certificateholders Statement reflecting the Trust's activities for the period ending March 31, 1999, including a statistical summary of the delinquency and default characteristics of the Trust's auto loan portfolio as of such date.

Item 7.       EXHIBITS

Exhibit 20 -  Noteholders and Certificateholders Statement







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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 19, 1999


                                         Key Consumer Acceptance Corporation



                                         By:      /S/ Craig Platt
                                             -----------------------------------
                                                  Craig Platt


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                                  EXHIBIT INDEX





EXHIBIT


                                                                          Page

20 - Noteholders and Certificateholders Statement for April 15, 1999.     5-6